FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



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        Date of Report (Date of earliest event reported): August 5, 1996


                        CENTURY PARK PICTURES CORPORATION
             (Exact name of registrant as specified in its charter)



         Minnesota                   0-14273                    41-1458152
(State of Incorporation)           (Commission               (I.R.S. Employer
                                   File Number)             Identification No.)


                 4701 IDS Center, Minneapolis, Minnesota, 55402
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (612) 333-5100



Item 4. Changes in Registrant's Certified Accountant. On August 5, 1996, ( See attached Exhibit 4) without prior communications, McGladrey & Pullen, LLP resigned as the Company's principal accountant to audit the Company's financial statements. The principal accountant's reports on the financial statements for the past two years did not, in the Company's opinion, contain an adverse opinion, disclaimer of opinion or was qualified as to audit scope or accounting principals. The principal accountant's report on the Company's financial statements for the period ended September 30, 1995 was qualified as to substantial doubt about the Company's ability to continue as a going concern. The change of accountants was not recommended by the Company's Board of Directors. During the Company's two most recent fiscal years preceding the resignation, there were no disagreements with the former accountant regarding any matter of accounting principal or practice, financial statement disclosure, or auditing scope or procedure.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CENTURY PARK PICTURES CORPORATION
                                      (Registrant)



                                      By: /s/ Thomas K. Scallen
                                          ------------------------------------
                                          Thomas K. Scallen
                                          Chief Executive Officer


Dated:  September 3, 1996